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                                                                    EXHIBIT 24.1


             Director and/or Officer of Nextel Communications, Inc.

               Post-Effective Registration Statement on Form S-8

                               POWER OF ATTORNEY

        The undersigned director and/or officer of Nextel Communications, Inc. a Delaware corporation (the "Corporation"), hereby constitutes and appoints Steven
M. Shindler, Thomas J. Sidman and Timothy M. Donahue, and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him or her and in his or her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-8 relating to the registration of the Corporation's Class A Common Stock, with any and all amendments, supplements and exhibits thereto, including post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever required, necessary or desirable to be done in the premises, hereby ratifying and approving the act of said attorneys and any of them and any such substitute.

                        Executed as of December 11, 1999

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
/s/ TIMOTHY M. DONAHUE                             /s/ STEVEN M. SHINDLER
----------------------                             ----------------------
Timothy M. Donahue                                 Steven M. Shindler
President, Chief Executive Officer and Director    Executive Vice President and Chief
(Principal Executive Officer)                      Financial Officer  (Principal Financial
                                                   Officer)

/s/ DANIEL F. AKERSON                              /s/ MORGAN E. O'BRIEN
---------------------                              ---------------------
Daniel F. Akerson                                  Morgan E. O'Brien
Chairman of the Board of Directors and Director    Vice Chairman of the Board

/s/ WILLIAM G. ARENDT                              /s/ CRAIG O. MCCAW
---------------------                              ------------------
William G. Arendt                                  Craig O. McCaw
Vice President and Controller                      Director
(Principal Accounting Officer)

/s/ KEITH J. BANE                                  /s/ WILLIAM E. CONWAY, JR.
------------------                                 --------------------------
Keith J. Bane                                      William E. Conway, Jr.
Director                                           Director

/s/ FRANK M. DRENDEL                               /s/ JANET V. HILL
--------------------                               -----------------
Frank M. Drendel                                   Janet V. Hill
Director                                           Director

                                                   /s/ DENNIS M. WEIBLING
------------------                                 ----------------------
William A. Hoglund                                 Dennis M. Weibling
Director                                           Director

/s/ THOMAS J. SIDMAN
--------------------
Thomas J. Sidman
Attorney-in-Fact
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